Consolidated Statements Of Cash Flows - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (4,066)	$ (6,873)	$ (12,330)	$ (19,578)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	163	192	368	632
Share-based compensation	1,491	1,823	3,315	1,244
Noncash lease expense			3	61
Change in fair value of contingent payment obligation	397	2,824	4,372	8,367
Loss on disposal/impairment of equipment and other assets	64	12	43	487
Loan forgiveness		(194)	(194)
Noncash expense for amendment of equity-related agreements				2,211
Changes in operating assets and liabilities:
Prepaid expenses and other assets	213	441	784	292
Accounts payable and accrued expenses	210	(4,257)	(3,917)	1,757
Operating lease liabilities	(81)	(69)	(146)	(250)
Total adjustments	2,457	772	4,628	14,801
Net cash used in operating activities	(1,609)	(6,101)	(7,702)	(4,777)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment				2
Purchases of property and equipment	(4)	(2)	(3)	(3)
Net cash used in investing activities	(4)	(2)	(3)	(1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock, including contingent payment rights in private offerings	(18)	5,186	6,186	4,801
Net proceeds from exercise of options and warrants	83	822	1,022	1,575
Net proceeds from debt financings	1,410			1,244
Debt repayments	(46)	(45)	(100)	(1,272)
Net cash provided by financing activities	1,429	5,963	7,108	6,348
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(184)	(140)	(597)	1,570
CASH AND CASH EQUIVALENTS, beginning of year	1,030	1,627	1,627	57
CASH AND CASH EQUIVALENTS, end of year	$ 846	$ 1,487	1,030	1,627
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest			17	61
Cash paid for income taxes